UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 4, 2008

RACKABLE SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-51333	32-0047154
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

46600 Landing Parkway

Fremont, CA 94538

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (510) 933-8300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On February 6, 2008, Rackable Systems, Inc. issued a press release announcing fourth quarter and full year 2007 financial results. A copy of the press release is attached as Exhibit 99.1 to this current report and is incorporated herein by reference.

The information in the report, including Exhibit 99.1 attached hereto, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. The information contained herein and in the accompanying exhibit shall not be incorporated by reference into any filing with the U.S. Securities and Exchange Commission made by Rackable Systems, Inc., whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Resignation of Chief Financial Officer

On February 4, 2008 Madhu Ranganathan, the Chief Financial Officer of Rackable Systems, Inc. (the “Company”), advised the Company that she intends to voluntarily terminate her employment with the Company within three to five months, during which time a suitable successor can be hired and transitioned without interruption.

Compensation Arrangements with Named Executive Officers

On February 4, 2008, the Compensation Committee of the Board of Directors of the Company (the “Compensation Committee”) determined the fourth quarter 2007 cash bonuses for the Chief Executive Officer and Chief Financial Officer of the Company in the amounts as set forth in the table below.

Name	Title	Bonus Awarded Fourth Quarter 2007
Mark J Barrenechea	Chief Executive Officer	$82,500
Madhu Ranganathan	Chief Financial Officer	$34,650

Appointment of Directors

Effective February 6, 2008, each of Douglas R. King and General Michael W. Hagee was elected to the Board of Directors of the Company (the “Board”). Certain background information with respect to each of these new Board members is as follows:

General Michael W. Hagee was a member of the Joint Chiefs of Staff as the 33rd Commandant of the United States Marine Corps. Prior to that, he was the Commanding General of the 1st Marine Expeditionary Force. General Hagee retired from the Marine Corps in January, 2007. In total, General Hagee served in the U.S. military for more than 36 years. General Hagee holds numerous military, civilian, and foreign decorations, including the Bronze Star with Valor, National Intelligence Distinguished Service Medal, and Defense Distinguished Service Medal. General Hagee graduated with distinction from the U.S. Naval Academy in 1968 with a Bachelor of Science in Engineering. He also holds a Master of Science in Electrical Engineering from the U.S. Naval Postgraduate School and a Master of Arts in National Security and Strategic Studies from the Naval War College.

Douglas R. King is a Certified Public Accountant with more than 30 years of experience in the accounting industry. He most recently served as the Managing Partner of the San Francisco office of Ernst & Young LLP. His career experience with the firm includes significant client and operational responsibilities across the Pacific Northwest region. Douglas has a Bachelor of Science from the University of Wisconsin (Madison) and an MBA from the University of Arkansas. In addition to Rackable Systems, Mr. King currently serves on the Board of Directors of SJW Corp (NYSE: SJW) as Chairman of the Audit Committee and member of the Governance and Nomination Committee, Fuel Systems Solutions, Inc. (NASDAQ:FSYS) as Chairman of the Audit Committee and a member of its Governance Committee, and the private company Adaptive Spectrum and Signal Alignment, Inc. (“ASSIA”).

Compensation of Newly Elected Directors

As non-employee members of the Board, each of Mr. King and General Hagee will receive:

1.	Cash compensation under the Company’s cash compensation arrangements for non-employee directors, which is currently as follows:

Annual Retainer for Board Members:	$45,000

Annual Retainer for Committee Positions:

Audit Committee Chairperson:	$20,000

Other Audit Committee members:	$10,000

Compensation Committee Chairperson:	$10,000

Other Compensation Committee members:	$5,000

Nominating Committee Chairperson:	$6,000

Other Nominating Committee members:	$3,000

Strategic Planning Committee Chairperson:	$4,000

Other Strategic Planning Committee members:	$2,000

Annual Retainer for Non-Employee Chairman of the Board:	$50,000

All retainer payments will be paid quarterly in arrears, pro-rated for any partial quarters served.

2.	Stock options under the Company’s stock option arrangements for non-employee directors, which is currently as follows:

A. under the Company’s 2005 Non-Employee Directors’ Stock Option Plan:

a.	any new non-employee director will receive an initial option to purchase 11,333 shares of common stock;

b.	any non-employee director who becomes the Company’s audit committee chairman will receive an initial option to purchase 10,000 shares of common stock;

c.	any non-employee director who becomes the Company’s compensation or nominating and corporate governance committee chairman will receive an initial option to purchase 3,333 shares of common stock; and

d.	each non-employee director will receive an annual option grant to purchase 2,833 shares of the Company’s common stock, the Company’s audit committee chairman will receive an annual grant to purchase 2,500 shares of the Company’s common stock, and each compensation committee chairman and nominating and corporate governance committee chairman will receive an annual grant to purchase 833 shares of our common stock. Annual grants will be reduced proportionally if the person did not serve in that capacity for the full year prior to the annual grant.

B. In addition, it is the Board’s policy to grant to any new director an additional option to purchase 18,667 shares of common stock, effective upon the date of such appointment; one forty-eighth (1/48) of such shares would vest for each full month of Board service following the grant date.

Committee Assignments

Neither Mr. King nor General Hagee has been assigned to a committee of the Board of Directors at this time, although it is expected that they will be assigned to one or more committees of the Board of Directors.

Item 9.01	Financial Statements and Exhibits.

Exhibit Number	Description

99.1	Press Release, dated February 6, 2008, Announcing Rackable Systems, Inc. Fourth Quarter and Full Year 2007 Financial Results.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

RACKABLE SYSTEMS, INC.

Dated: February 6, 2008	By:	/S/ MAURICE LEIBENSTERN
Maurice Leibenstern Senior Vice President, General Counsel and Corporate Secretary

INDEX TO EXHIBITS

Exhibit Number	Description

99.1	Press Release, dated February 6, 2008, Announcing Rackable Systems, Inc. Fourth Quarter and Full Year 2007 Financial Results.